UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2023

Yellow Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-12255	48-0948788
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Commerce Street, Suite 1120
Nashville, Tennessee		37203
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (913) 696-6100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	YELL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

New Board Member Appointment

On April 19, 2023, the Board of Directors (the “Board”) of Yellow Corporation (the “Company”) approved the appointment of David H. Webber as a director. Pursuant to its director appointment rights as the holder of the Company’s Series A Voting Preferred Stock, par value $1.00 per share, the International Brotherhood of Teamsters selected David H. Webber to serve on the Board. To accommodate the appointment of Mr. Webber, the Board approved increasing the Board size from ten to eleven directors.

There are no transactions between Mr. Webber and the Company that would be reportable under Item 404(a) of Regulation S-K.

The Company and Mr. Webber will enter into the Company’s standard form of indemnification agreement for directors and officers, a copy of which was previously filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on March 15, 2007, and is incorporated herein by reference.

Mr. Webber will receive the same cash and equity compensation as the other non-employee directors serving on the Board pursuant to the Company’s Fifth Amended and Restated Director Compensation Plan (the “Plan”), as amended, which has been filed as Exhibit 10.10.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and incorporated herein by reference. Pursuant to the Plan, Mr. Webber will receive an annual cash retainer of $160,000, paid quarterly. In addition, he will be entitled to receive an annual grant of restricted stock units equal to $100,000 divided by the 30-day average closing price of our common stock on the grant date (the "Annual RSU Grant"). Mr. Webber will first receive an Annual RSU Grant for the 2023-2024 Board term.

At the time of this filing, Mr. Webber has yet to be named to any board committee.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated April 25, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YELLOW CORPORATION

Date:	April 25, 2023	By:	/s/ Leah K. Dawson
Leah K. Dawson Executive Vice President, General Counsel and Secretary